PRIVATE TRADING SYSTEMS, INC.

                   NOTICE OF NON-QUALIFIED STOCK OPTION AWARD
                   ------------------------------------------

          Optionee's Name:        _________________________


     Optionee has been granted an option to purchase shares of common stock of Private Trading Systems, Inc., a Nevada corporation (the "Company"), subject to
                                                           -------
the terms and conditions of this Notice of Non-Qualified Stock Option Award (the "Notice") and the Non-Qualified Stock Option Award Agreement (the "Option
 ------                                                                   ------
Agreement")  attached  hereto,  as  follows:
---------

     Date  of  Grant:                 _________________________

     Exercise  Price  per  Share:     _________________________

     Total Number of Shares of
     Common Stock Subject
     to the Option (the "Stock"):     _________________________
                         -----

     Total  Exercise  Price:          _________________________

     Type  of  Option:               Non-Qualified  Stock  Option

     Expiration  Date:               __________________________



     IN WITNESS WHEREOF, the Company and the Optionee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice and the Option Agreement.

                              PRIVATE TRADING SYSTEMS, INC.,
                              A NEVADA CORPORATION

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------
                              Title:
                                    -----------------------------------



                              OPTIONEE

                              By:
                                 --------------------------------------
                              Name:
                                   ------------------------------------

                          PRIVATE TRADING SYSTEMS, INC.
                    NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

     1.     GRANT OF OPTION.  The Company hereby grants to the Optionee named in
            ---------------
the  Notice  the  right  and option (hereinafter referred to as the "Option") to
                                                                     ------
purchase that number of shares of Stock set forth in the Notice on the terms and conditions and at the exercise price all as set forth in the Notice. The Option may be exercised in whole or in part and from time to time as hereinafter provided.

     2.     VESTING  OF  OPTION.  The  Option  is  fully  vested  upon  grant.
            -------------------

     3.     EXERCISE  PRICE.  The  price  at  which Optionee will be entitled to
            ---------------
purchase the Stock covered by the Option will be the Exercise Price per Share as set forth in the Notice.

     4.     TERM  OF  OPTION.  The  Option  granted  under  this  Agreement will
            ----------------
expire, unless otherwise exercised, seven years from the Date of Grant as set forth in the Notice, through and including the normal close of business of the Company on the Expiration Date as set forth in the Notice, subject to earlier termination as provided in Section 8 hereof.
                               ----------

     5.     EXERCISE  OF  OPTION.  The Option may be exercised by Optionee as to
            --------------------
all or any part of the Stock by delivery to the Company of written notice of exercise in the form attached hereto as Exhibit A ("Exercise Notice") and
                                               ---------   ---------------
payment  of  the  purchase  price  as  provided  in  Sections  6  and  7 hereof.
                                                     -----------       -

     6.     METHOD  OF  EXERCISING  OPTION.
            ------------------------------

          6.1 GENERAL. Subject to the terms and conditions of this Option Agreement and the Notice, the Option may be exercised by timely delivery to the Company of the Exercise Notice, which notice will be effective on the date received by the Company ("Effective Date"). The Exercise Notice will state
                              ---------------
Optionee's election to exercise the Option, the number of shares in respect of which an election to exercise has been made, the method of payment elected (see
Section  7  hereof),  the  exact  name  or  names  in  which  the shares will be
----------
registered and the Social Security number of Optionee. Such Exercise Notice will be signed by Optionee and will be accompanied by payment of the purchase price of such shares. In the event the Option will be exercised by a person or persons other than Optionee pursuant to Section 8 hereof, such Exercise Notice
                                          ---------
will be signed by such other person or persons and will be accompanied by proof acceptable to the Company of the legal right of such person or persons to exercise the Option. All shares delivered by the Company upon exercise of the Option will be fully paid and nonassessable upon delivery.

          6.2 TAXES. No shares of Stock will be delivered to the Optionee or other person pursuant to the exercise of the Option until the Optionee or other person has made arrangements acceptable to the Committee or the Company for the satisfaction of foreign, federal, state, and local income and employment tax withholding obligations. Upon exercise of the Option, the Company or the Optionee's employer may withhold or collect from the Optionee or other person an amount sufficient to satisfy such tax obligations.

     7.   METHOD  OF  PAYMENT  FOR  OPTIONS.  Payment  for shares purchased upon
          --------------------------------
the exercise of the Option will be made by Optionee in cash or such other method permitted by the Committee and communicated to Optionee in writing prior to the date Optionee exercises all or any portion of the Option.

     8.    NONTRANSFERABILITY.  The  Option  granted  by  this  Option Agreement
           ------------------
will be exercisable only during the term of the Option provided herein and, except as otherwise provided herein, only by Optionee during his or her lifetime and while an Optionee of the Company. This Option will not be transferable by Optionee or any other person claiming through Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution or such other events as set forth in this Option Agreement. Notwithstanding the foregoing, Optionee will be permitted to transfer this Option to a trust for estate planning purposes. In addition, the Stock purchased under this Option Agreement will be subject to the resale restrictions set forth in this Option Agreement.

     9.   SECURITIES  ACT.  The  Company  will  not  be  required to deliver any
          ---------------
shares of Stock pursuant to the exercise of all or any part of the Option if, in the opinion of counsel for the Company, such issuance would violate the
Securities  Act  of  1933,  as  amended  (the  "Securities  Act")  or  any other
                                                ----------
applicable  federal  or  state  securities  laws  or  regulations.

     10.   REGISTRATION  UNDER  THE SECURITIES ACT.
           ---------------------------------------

          10.1 Definitions.  For  purposes  of  this  Section:
               -----------

               10.1.1 The term "Optionees" means the initial Optionee of this Option, the assigns of such Optionee and any other persons or entities holding Registerable Securities;

               10.1.2 The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement; and

               10.1.3 The term "Registerable Securities" means: (i) Stock issuable or issued upon exercise of the Options; (ii) any Stock of the Company issued as a dividend or other distribution with respect to, in lieu of or in exchange or in replacement of, such Stock that cannot be sold to the public immediately without restriction; and (iii) any other Stock issued in accordance with the rights of the Optionees under this Option.

          10.2 Company  Registration.  Subject  to  Section  10.B,  if  at  any
               ---------------------                -------------
time after the date hereof, the Company proposes to register any of its Stock under the Act in connection with the public offering of such securities solely for cash on a form that would also permit the registration of the Registerable Securities, the Company shall, each such time, promptly give each Optionee written notice of such determination. Upon the written request of any Optionee given within twenty (20) days after mailing of any such notice by the Company, the Company shall use its best efforts to cause to be registered under the Act all of the Registerable Securities that each such Optionee has requested be registered.

          10.3 Obligations  of  the  Company.  Whenever  required  under Section
               -----------------------------                             -------
10(b)  to  use  its  best efforts to effect the registration of any Registerable
-----
Securities,  the  Company  shall,  as  expeditiously  as  reasonably  possible:

               10.3.1 Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registerable
              ---
Securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Company shall in no event be obligated to cause any such registration to remain effective for more than three months.

               10.3.2 Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               10.3.3 Furnish to the Optionees such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registerable Securities owned by them.

               10.3.4 Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or file a general consent to service of process in any such states or jurisdictions, and further provided that (notwithstanding anything herein to the contrary) if any jurisdiction in which the securities are qualified requires that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling stockholders, then such expenses shall be payable by selling stockholders pro rata, to the extent required by such jurisdiction.

          10.4 Furnish  Information.  It  shall  be  a  condition  precedent  to
               --------------------
the obligations of the Company to take any action pursuant to this Agreement that the Optionees shall furnish to the Company such information regarding them, the Registerable Securities held by them, and the intended method of disposition of such securities, as the Company reasonably requests and as reasonably may be required in connection with the action to be taken by the Company.

          10.5 Company  Registration  Expenses.  In the case of any registration
               -------------------------------
effected  as  provided in Section 10(b), the Company shall bear all registration
                          ------------
and qualification fees and expenses (excluding underwriters' discounts and commissions), including any additional costs and disbursements of counsel for the Company that result from the inclusion of securities held by the Optionees in such registration; provided, however, that each selling Optionee shall bear the fees and costs of his own counsel.

          10.6 Underwriting  Requirements.  In  connection  with  any  offering
               --------------------------
involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 10.2 to include any of the Optionees'
                                 -------------
Registerable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the written opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of Registerable Securities that all Optionees request to be included in such offering exceeds the amount of Registerable Securities that the underwriters reasonably believe compatible with the success of the offering, the Company shall only be required to include in the offering so many of the Registerable Securities of the selling Optionees as the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Optionees according to the total amount of Registerable Securities owned by said selling Optionees, or in such other proportions as shall mutually be agreed to by such selling Optionees), provided that no such reduction shall be made with respect to any securities offered by the Company for its own account.

          10.7 Delay  of  Registration.  No  Optionee  shall  have  any right to
               -----------------------
take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation of this Section.

          10.8 Indemnification.  Subject  to  Section  10.6,  in  the  event any
               ---------------                -------------
Registerable  Securities  are  included  in  a registration statement under this
Section:

               10.8.1 To the extent permitted by law, the Company will indemnify and hold harmless each Optionee requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Optionee or underwriter within the meaning of the Act, against any losses, claims, damages, or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and Company shall reimburse each such Optionee, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10.8.1 shall not apply to amounts paid in
                               --------------
settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Optionee, underwriter, or controlling person.

               10.8.2 To the extent permitted by law, each Optionee requesting or joining in a registration will indemnify and hold harmless the
Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, and each agent and any underwriter for the Company (within the meaning of the Act) against losses, claims, damages, or liabilities to which the Company or any such director, officer, controlling person, agent, or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Optionee expressly for use in connection with such registration; and each such Optionee will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent, or underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action; provided however, that the indemnity agreement contained in this Section 10.8.2 shall not apply to amounts paid in
                               --------------
settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such Optionee (which consent shall not be unreasonably withheld).


               10.8.3 Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify any indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party, but the omission so to notify the indemnifying party will not relieve him of any other liability that he may have to such indemnified party.

          10.9 Termination  of  the  Company's  Obligations.  The  Company's
               --------------------------------------------
obligations  pursuant to Section 10(b) or 10(i) shall expire upon the expiration
                         -------------    -----
of  seven  years  following  the  effective  date  of  this  Option.

          10.10  Reports  Under  Securities  Exchange  Act  of 1934. The Company
                 --------------------------------------------------
agrees to be and remain in compliance with the Securities Exchange Act of 1934, as amended (the "1934 Act"), if and when the Company becomes subject to the 1934 Act. With a view to making available to the Optionees the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit an Optionee to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to furnish to any Optionee, so long as such Optionee owns any Registerable Securities forthwith, upon request, a copy of the most recent annual or quarterly report of the Company, such other reports and documents so filed by the Company with the SEC and such written statements, certifications, representations and Optionees as may be reasonably requested in availing any Optionee of any rule or regulation of the SEC permitting the selling of any such securities without registration.

     11.  GOVERNING  LAW.  This  Option  Agreement  will  be  interpreted  and
          --------------
administered  under  the  laws  of  the  State  of  Arizona.

     12.  AMENDMENTS.  This  Option  Agreement  may be amended only by a written
          ----------
agreement executed by the Company and Optionee. The Company and Optionee acknowledge that changes in federal tax laws enacted subsequent to the Date of Grant, and applicable to stock options, may provide for tax benefits to the Company or Optionee. In any such event, the Company and Optionee agree that this Option Agreement may be amended as necessary to secure for the Company and Optionee any benefits that may result from such legislation. Any such amendment will be made only upon the mutual consent of the Company and Optionee, which consent (of either party) may be withheld for any reason.

     13.  TAX  CHARACTERIZATION.  This  Option  is  intended  to  be  taxed as a
          ---------------------
Non-Qualified Stock Option. The Company makes no representations by way of the Notice, this Option Agreement, or otherwise, with respect to the actual tax consequences of the grant or exercise of this Option or the subsequent disposition of the Stock acquired under this Option.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    EXHIBIT A
                                    ---------

                          PRIVATE TRADING SYSTEMS, INC.

                                 EXERCISE NOTICE
                                 ---------------


Private Trading Systems, Inc.,
15849 North 71st Street, Suite 105
Scottsdale, Arizona 85254

Attention: Secretary

1. Effective as of today, ______________, ___, the undersigned (the "Optionee") hereby elects to exercise the Optionee's option to purchase
      --------
     ___________  shares  of  the  Common Stock (the "Stock") of Private Trading
                                                      -----
     Systems,  Inc.,  a Nevada corporation (the "Company") under and pursuant to
                                                 -------
     the Non-Qualified Stock Option Award Agreement (the "Option Agreement") and
                                                          ----------------
     Notice  of  Non-Qualified  Stock  Option  Award  (the  "Notice")  dated
                                                             ------
     ______________,  _______.

2.   Rights as Shareholder. Until the stock certificate evidencing such Stock is
     ---------------------
     issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such stock certificate within 30 days after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

3.   Delivery of Payment. The Optionee herewith delivers to the Company the full
     -------------------
     Exercise Price for the Stock in the form(s) provided for in the Option Agreement.

4.   Tax  Consultation.  The  Optionee  understands that the Optionee may suffer
     -----------------
     adverse tax consequences as a result of the Optionee's purchase or disposition of the Stock. The Optionee represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Stock and that the Optionee is not relying on the Company for any tax advice.

5.   Taxes.  The  Optionee  agrees  to  satisfy all applicable foreign, federal,
     -----
     state, and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. If the Company is required to satisfy any foreign, federal, state, or local income or employment tax withholding obligations as a result of this Option, the Optionee agrees to satisfy the amount of such withholding in a manner that the Committee prescribes.

6.   Restrictive Legends. Optionee understands and agrees that Company may cause
     -------------------
     certain legends as appropriate to reflect applicable state and federal securities laws or applicable contractual restrictions to be placed upon any certificate(s) evidencing ownership of the Stock delivered upon exercise of the Option.

7.   Successors and Assigns. The Company may assign any of its rights under this
     ----------------------
     Exercise Notice to single or multiple assignees, and this agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice will be binding upon the Optionee and his or her heirs, executors, administrators, successors, and assigns.

8.   Governing  Law;  Severability.  This  Exercise Notice is to be construed in
     -----------------------------
     accordance with and governed by the internal laws of the State of Arizona without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Arizona to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions will nevertheless remain effective and will remain enforceable.

9.   Notices.  Any  notice  required  or  permitted  hereunder  will be given in
     -------
     writing and will be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

10.  Further  Instruments. The parties agree to execute such further instruments
     --------------------
     and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

11.  Entire  Agreement.  The  Notice  and  the Option Agreement are incorporated
     -----------------
     herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee.

Submitted by:                             Accepted by:

OPTIONEE:                                 PRIVATE TRADING SYSTEMS, INC.,

                                          By:
                                             -----------------------------------

                                          Title:
------------------------------------            --------------------------------
             (Signature)

Address:                                  Address:
-------                                   -------
                                          Private Trading Systems, Inc.
                                          15849 North 71st Street, Suite 105
------------------------------------
                                          Scottsdale, Arizona 85254
------------------------------------


                                      A - 2